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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549

                                    FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 31, 1997

                                   DMI, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Colorado
         (State or Other Jurisdiction of Incorporation or Organization)

                                    0-19875
                            (Commission File Number)

                                   95-3500183
                       (IRS Employer Identification No.)

                  2501 West Fifth Street, Santa Ana, CA 92703
              (Address of Principal Executive Offices) (Zip Code)

                                 (714) 571-1900
               Registrant's Telephone Number, Including Area Code
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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Effective July 31, 1997, the Registrant engaged the independent public accounting firm of Haskell & White, Newport Beach, California to serve as the Registrant's auditors.

ITEM 5.  OTHER EVENTS

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

ITEM 8.  CHANGE IN FISCAL YEAR


                                   SIGNATURES

        Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on is behalf by the undersigned hereunto duly authorized.

Dated: August 1, 1997

                                                DMI, Inc.


                                                By:    /s/ Duncan MacDonald
                                                       -----------------------
                                                Name:  Duncan MacDonald
                                                Title: Chief Financial Officer